SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement

    [ ] Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))

    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12


                            CARLYLE INDUSTRIES, INC.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

     ...........................................................................

        (2)      Aggregate number of securities to which transaction applies:

     ...........................................................................

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ...........................................................................

         (4)     Proposed maximum aggregate value of transaction:

     ...........................................................................

         (5)      Total fee paid:

     ...........................................................................

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

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         2)      Form, Schedule or Registration Statement No.:

     ...........................................................................

         3)      Filing Party:

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         4)      Date Filed:

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

                            CARLYLE INDUSTRIES, INC.
                                1 PALMER TERRACE
                           CARLSTADT, NEW JERSEY 07072

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 9, 2001

TO THE STOCKHOLDERS OF CARLYLE INDUSTRIES, INC.

     NOTICE is hereby given that the Annual Meeting (the "Meeting") of Stockholders of CARLYLE INDUSTRIES, INC. (the "Company"), a Delaware corporation, will be held at its office, 1 Palmer Terrace, Carlstadt, NJ 07072, on May 9, 2001, at 10:00 A.M. for the following purposes:

     1. To elect five directors to the Board of Directors of the Company, each to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

     2. To consider and vote upon a proposal to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

     3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     All of the above matters are more fully described in the accompanying Proxy Statement.

    The Board of Directors has fixed the close of business on April 5, 2001 as the date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting. A list of Stockholders entitled to vote at the Meeting will be open to examination by Stockholders during ordinary business hours for a period of 10 days prior to the Meeting at the office of the Company. The list will also be available at the Meeting.

                                         By order of the Board of Directors,


                                         /s/ EDWARD F. COOKE
                                         ----------------------------------
                                         EDWARD F. COOKE
                                         Secretary

Carlstadt, New Jersey
April 6, 2001


--------------------------------------------------------------------------------
     WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.
--------------------------------------------------------------------------------

                            CARLYLE INDUSTRIES, INC.
                                1 PALMER TERRACE
                           CARLSTADT, NEW JERSEY 07072

                       ---------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                       ---------------------------------

                                 PROXY STATEMENT

                   APPROXIMATE DATE OF MAILING: APRIL 12, 2001

     The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Carlyle Industries, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the time and place set forth in the foregoing notice and at any adjournments thereof (the "Meeting"). Proxies in the accompanying form, which are properly executed and duly returned to the Company and not revoked prior to exercise, will be voted in accordance with the instructions contained therein. If a proxy is executed and returned without instructions as to how it is to be voted, such proxy will be voted for the nominees named in this Proxy Statement and in favor of the auditors named in this Proxy Statement. Each proxy granted pursuant to this solicitation is revocable and may be revoked at any time prior to its exercise provided written notice of revocation is received by the Secretary of the Company prior to the Meeting. A Stockholder who attends the Meeting in person may, if he or she wishes, vote by ballot at the Meeting, thereby canceling any proxy previously given by such Stockholder.

     The Company has two classes of outstanding securities entitled to be voted at the Meeting: common stock, $0.01 par value per share (the "Common Stock") and Series B Preferred Stock, $0.01 par value per share (the "Preferred Stock"). The Common Stock and the Preferred Stock are referred to herein together as the "Capital Stock" of the Company. Each outstanding share of Capital Stock is entitled to one vote. Unless otherwise stated, the Capital Stock will vote together as a single class on all matters submitted for a Stockholders' vote at the Meeting.

     April 5, 2001 has been fixed by the Board as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on March 28, 2001, there were outstanding and entitled to vote 13,934,858 shares of Common Stock and 4,555,007 shares of Preferred Stock.

     The holders of a majority of the shares of Capital Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the Meeting. Any Stockholder present in person or by proxy at the Meeting who abstains from voting on any particular matter described herein will nonetheless be counted for purposes of determining a quorum. For purposes of voting on the matters described herein, the affirmative vote of (i) a plurality of the shares of Capital Stock present or represented by proxy at the Meeting and entitled to vote is required to elect five nominees to the Board; and (ii) a majority of the shares of Capital Stock present or represented by proxy at the Meeting and entitled to vote is required to ratify the appointment by the Board of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

     With respect to the election of directors, only shares that are voted in favor of a particular nominee will be counted towards such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee, shares present by proxy where the Stockholder properly withholds authority to vote for such nominee and broker non-votes will not be counted towards such nominee's achievement of a plurality. With respect to the ratification of auditors, if the Stockholder abstains from voting or directs his proxy to abstain from voting, the shares are considered present at the Meeting for such matter but, since they are not affirmative votes for the matter, they will have the same effect as votes against the matter.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


     At the Meeting, five directors are to be elected to serve until their respective successors are elected and qualified. The Board has designated the individuals named below as nominees. Proxies received from Stockholders of the Company will be voted, unless authority to so vote is withheld, for the election of the Board's nominees. Authority to vote for any or all of the nominees may be withheld in the manner indicated on the enclosed proxy. If for any reason any of the nominees for election to the Board becomes unavailable for election, the proxies solicited will be voted for such other nominees as are selected by the Board. The Board has no reason to believe that any of the nominees will not be available or will not serve if elected. All of the nominees for election at this Meeting were previously elected by the Company's Stockholders as directors.


                             NOMINEES FOR DIRECTORS

                                                                       YEAR
                                                                    FIRST BECAME
NAME                                                  AGE            A DIRECTOR
----                                                  ---            ----------
Robert A. Levinson.................................... 75              1993
Joseph S. DiMartino................................... 56              1995
Ralph Langer.......................................... 66              1999
Giandomenico Picco.................................... 52              2000
Edward F. Cooke....................................... 47              2000

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED
ABOVE.


                            BIOGRAPHICAL INFORMATION

     Certain information about the executive officers and the nominees for election as directors is set forth below. This information has been furnished to the Company by the individuals named.

     Mr. Levinson was elected Chairman, President and Chief Executive Officer in May 1998. Since June 1989, he has served as Chairman of the Board of Levcor International, Inc., a public company engaged in textile converting.

     Mr. DiMartino was a director of The Noel Group Inc. ("Noel") and served as a director or chairman of the board of Noel from March 1995 to its dissolution in September 1999. Since January 1995, Mr. DiMartino has been a director, a trustee or the managing general partner of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was a director of the Dreyfus Corporation and its wholly-owned subsidiary Dreyfus Service Corporation. From August 1994 to December 1994, he was a director of Mellon Bank Corporation. He is a director of the Muscular Dystrophy Association, Staffing Resources, Inc., Century Business Services, Inc., and HealthPlan Services, Inc.

     Mr. Picco has served as chief executive officer of GDA Associates, Inc., (New York) since 1994. GDA Associates, Inc. is a consulting company to industrial corporations. From 1992 to 1994 he was president and chief executive officer of Ferruzzi Corporation of America and executive director for international affairs of the Montedison Group (a chemical and agro-industrial conglomerate) as well as member of its board. From 1973 to 1992 he served as an official of the United Nations Organization where his last position was Assistant Secretary-General for Political Affairs. He is President of Non-Governmental Peace Strategies Project, a Geneva, Switzerland non-profit institute aimed at devising new vehicles for the private sector to support peace efforts.

     Mr. Langer was elected Vice Chairman of the Board of the Company on January 1, 1999. From January 1, 1993 to December 31, 1998 he served as President and Chief Executive Officer of Blumenthal Lansing Company, a wholly-owned subsidiary of the Company. He served as a consultant to the Company from January 1, 1999 to December 31, 2000.

     Mr. Cooke was elected President and Chief Executive Officer of Blumenthal Lansing Company on January 1, 1999. He was also elected Chief Financial Officer, Secretary and Vice President of the Company in February 1997, April 1996 and May 1996, respectively. Mr. Cooke resigned from such positions in September 1997, and was re-appointed to such positions in February 1998. From October 1997 to January 1998, Mr. Cooke served as Chief Financial Officer for an unaffiliated third party. Mr. Cooke served as Controller of the Company from April 1994 until May 1996 and served as Chief Accounting Officer of the Company from March 1995 until February 1997.

     No family relationship exists among the officers and directors of the Company.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of Capital Stock by (a) each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding voting securities,
(b) the nominees for election to the Board and the Company's current named executive officers (the "Named Executive Officers") within the meaning of Item 402(a)(3) of Regulation S-K of the Securities Act of 1933, as amended (the "Securities Act"), individually, and (c) director nominees and Named Executive Officers of the Company as a group. Beneficial ownership has been determined for purposes herein in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days. On March 28, 2001, there were outstanding 13,934,858 shares of Common Stock and 4,555,007 shares of Preferred Stock of the Company. Unless otherwise noted herein, the information set forth below is as March 28, 2001.

                                         COMMON STOCK               SERIES B PREFERRED STOCK
                                 ----------------------------      --------------------------        PERCENT OF
                                    AMOUNT OF                        AMOUNT OF                        AGGREGATE
                                     SHARES                           SHARES                        VOTING POWER
NAME AND ADDRESS OF               BENEFICIALLY       PERCENT       BENEFICIALLY      PERCENT         OF CAPITAL
BENEFICIAL OWNER                      OWNED          OF CLASS         OWNED          OF CLASS          STOCK
----------------------           --------------      --------      -----------       --------        ----------
Robert A. Levinson(1) (2)........   2,596,423          18.6%         4,479,485          98.3%          38.3%

GAMCO Investors, Inc (3).........   2,009,529          14.4%                -0-           -0-          10.9%

HBK Investments LP (4)...........     966,075           6.9%                -0-           -0-           5.2%

Ralph Langer (5).................     101,750            *                  --            --             *
  c/o Carlyle Industries, Inc.
  1 Palmer Terrace
  Carlstadt, NJ 07072

Edward F. Cooke(6)...............     123,656            *                  --            --             *
  c/o Carlyle Industries, Inc.
  1 Palmer Terrace
  Carlstadt, NJ 07072

Joseph S. DiMartino(7)...........      12,000            *                  --            --             *
  c/o Dreyfus Corporation
  200 Park Avenue
  10th Floor
  New York, NY 10166

All directors and................   2,833,829          20.3%         4,479,485          98.3%          39.6%
  executive officers as a
  group(6 persons) (8)

*Less than 1% of the aggregate votes entitled to be cast.

(1) Includes: (i) 375,693 shares held of record by Mr. Levinson; (ii) 2,098,730 shares held by Swenvest Corporation; (iii) 75,000 shares held by three trusts for the benefit of Mr. Levinson's children, as to all of which trusts Mr. Levinson serves as co-trustee; and (iv) 47,000 shares of Common Stock which Mr. Levinson could acquire on or within 60 days after March 31, 2001 upon the exercise of stock options.

(2) Includes 4,479,485 shares held by Swenvest Corp, as to which Mr. Levinson has sole voting and investment power.

(3) Represents shares held by GAMCO Investors, Inc. and various other entities which are directly or indirectly controlled by Mario J. Gabelli and for which he acts as chief investment officer, including registered investment companies and pension plans. This information is based solely upon the contents of a filing on
Schedule 13D dated February 15, 2000, made by Mario J. Gabelli and related entities with the Securities and Exchange Commission.

(4) Represents shares held by HBK Investments LP based solely upon the contents of a filing on Schedule13G dated February 3, 2000 made by HBK Investments LP and related entities with the Securities and Exchange Commission.

(5) Includes: (i) 50,750 shares held of record by Mr. Langer; and (ii) 51,000 shares which Mr. Langer could acquire within 60 days after March 31, 2001 upon the exercise of stock options.

(6) Includes: (i) 21,100 shares held of record by Mr. Cooke; and (ii) 102,556 shares which Mr. Cooke could acquire within 60 days after March 31, 2001 upon the exercise of stock options.

(7) Includes: (i) 12,000 shares which could be acquired within 60 days after March 31, 2001 upon exercise of director's stock options.

(8) Includes 266,556 shares subject to stock options issued under the Company's 1994 Incentive Program (the "Incentive Program") which were exercisable within 60 days after March 31, 2001.


                             EXECUTIVE COMPENSATION

     The following summary compensation table sets forth certain information concerning the compensation of the Named Executive Officers for the fiscal years ending as of December 31, 2000, 1999, and 1998.


                                                     EXECUTIVE COMPENSATION TABLE
                                                                                            RESTRICTED
                                                                                              STOCK      OTHER ANNUAL     ALL OTHER
NAME AND PRINCIPAL                                                               OPTIONS      AWARDS     COMPENSATION   COMPENSATION
POSITION                                  YEAR        SALARY($)     BONUS($)     (#)(1)         ($)         $(2)             ($)
-------------------------------         ----------   ---------     --------      --------    ----------  ------------     ----------
Robert A. Levinson, Chairman of the     Fiscal 1998     72,917      65,884            0            0            0             0
   Board, President and Chief Executive Fiscal 1999    150,000      52,861      175,000            0            0             0
   Officer(3)                           Fiscal 2000    200,000      59,611            0            0            0             0

Ralph Langer, Vice Chairman of          Fiscal 1998    152,500      55 107            0            0            0         3,829(6)
   the Board(4)                         Fiscal 1999    120,000      60,000       15,000            0            0         3,049(6)
                                        Fiscal 2000     72,000      36,000            0            0            0             0

Edward F. Cooke, Vice President,        Fiscal 1998    132,400      67,948       72,222            0            0         3,194(6)
Chief Financial Officer and             Fiscal 1999    143,250      66,978      125,000            0            0         3,474(6)
   Secretary(5)                         Fiscal 2000    150,000      59,611            0            0            0         3,802(6)


(1) Stock options reported under this column were granted under the terms and provisions of the Incentive Program.

(2) The named executive officers receive certain perquisites; such perquisites, however, do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.

(3) Mr. Levinson was elected Chairman, President and Chief Executive Officer of the Company on May 29, 1998.

(4) Mr. Langer was elected Vice Chairman of the Company on January 1, 1999. Compensation reported for fiscal year 1998 is compensation received as a result of his employment with Blumenthal Lansing Company, a wholly-owned subsidiary of the Company. See "Employment Agreements/Separation Agreements" for a description of Mr. Langer's compensation arrangements.

(5) Mr. Cooke was elected President and Chief Executive Officer of Blumenthal Lansing Company, Inc. on January 1, 1999. He was also elected Chief Financial Officer, Secretary and Vice President of the Company effective in February 1997, April 1996, and May 1996, respectively. Mr. Cooke resigned from such positions in September 1997, was reappointed to such positions in February 1998. From April 1994 until May 1996, Mr. Cooke served as Controller of the Company, and from March 1995 until February 1997, he served as Chief Accounting Officer of the Company.

 (6) The amounts reported in this column include the matching Company contributions to the Company's Deferred Compensation 401(k) Plan and the Non-Qualified Deferred Compensation Program on behalf of the Named Executive Officer for fiscal years 2000, 1999 and 1998, as set forth below.

                               QUALIFIED PLAN($)       NON-QUALIFIED PLAN ($)
                            ----------------------     ----------------------
      NAME                  2000     1999     1998     2000     1999     1998
      ----                  ----     ----     ----     ----     ----     ----
      Robert A. Levinson       0        0        0         0       0        0
      Edward F. Cooke      3,802    3,474    3,194         0       0        0
      Ralph Langer             0    3,049    3,829         0       0        0

OPTION GRANTS DURING THE FISCAL YEAR 2000

   There were no option grants during the fiscal year 2000.


AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table provides certain summary information concerning stock option exercises during the fiscal year 2000 by the Named Executive Officers and the value of unexercised stock options held by the Named Executive Officers as of December 31, 2000.

                                                                                                        VALUE OF
                                                                       NUMBER OF                       UNEXERCISED
                                                                      UNEXERCISED                    "IN THE MONEY"
                                                                   OPTIONS AT FISCAL                   OPTIONS AT
                               # OF SHARES                            YEAR END(2)                  FISCAL YEAR END($)
                               ACQUIRED ON      VALUE         --------------------------     ----------------------------
NAME                           EXERCISE (1)   REALIZED(1)     EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                           ------------  -------------    -----------  ---------------   -----------    -------------
Robert A. Levinson............     0              0              71,000        105,000              0               0
Ralph Langer..................     0              0              51,000         19,000              0               0
Edward F. Cooke...............     0              0             102,556         99,444              0               0


(1) None of the Named Executive Officers exercised any stock options during the fiscal year 2000.

(2) Represents the aggregate number of stock options held as of December 31, 2000 which could and could not be exercised on that date pursuant to the terms and provisions of the stock options and the Incentive Program.

COMPENSATION OF DIRECTORS

     During the fiscal year 2000, each director who was not an officer or an employee of the Company (an "Outside Director") received a director's fee of $12,000 (prorated, in equal monthly installments where applicable), plus $1,000 for attendance at each meeting of the Board.

EMPLOYMENT /SEPARATION/CONSULTING AGREEMENTS

     Mr. Levinson is employed pursuant to an employment agreement (the "Employment Agreement") which commenced on January 1, 1999 and had an initial term of one year. The term of employment automatically renews annually, unless Mr. Levinson or the Company gives not less than 30 days written notice to the other. The Employment Agreement currently provides for a base salary of $200,000 per year (subject to increases as may be approved by the Board from time to time). If Mr. Levinson's employment is terminated without cause by the Company, Mr. Levinson will be entitled to receive the base salary for a period equal to the remainder of the term of employment. In the event of a change in control of the Company, Mr. Levinson would be entitled to the following: (1) if employed for 5 complete calendar years, preceding the calendar year during which a change in control occurred, a lump sum severance payment equal to 2.99 times his average annual compensation for the 5 calendar years; or (2) if not employed for 5 complete calendar years, the lesser of (a) average annual compensation for complete calendar years employed; or (b) average annual compensation for complete calendar years employed plus annualizing compensation for any partial calendar year; or (c) average annual compensation for complete and partial calendar years including compensation income recognized as a result of stock option exercises or sale of Company stock.

     Edward F. Cooke, President and Chief Executive Officer of Blumenthal Lansing Company Inc., and the Company's Vice President, Chief Financial Officer and Secretary, entered into an agreement with the Company in March 1998 which sets forth the terms under which Mr. Cooke's employment with the Company may be terminated. Pursuant to such agreement, if within one year after a change in control of the Company Mr. Cooke's employment is terminated for any reason, the Company shall pay Mr. Cooke an amount equal to one year of his base salary then in effect.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and more than ten percent stockholders are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all Section 16(a) reports filed. Except as hereinafter set forth, based solely on the Company's review of copies of the Section 16(a) reports filed for the fiscal year 2000, the Company believes that all reporting requirements applicable to its executive officers, directors, and more than ten percent stockholders were complied with for the fiscal year 2000.

                             STOCK PERFORMANCE GRAPH

     The quarterly changes in cumulative shareholder return for the past five years are shown on the following graph. The assumption is that $100 was invested in shares of the stock of each of the Company, a peer group comprised of Cone Mills, Springs Industries and Dixie Yarns (with the amount pro-rated by market capitalization as of the beginning of the period) (the "Peer Group"), and the Russell 2000 Index (and that all dividends were reinvested). The Peer Group was used instead of a published industry or line-of-business index because the Company was unable to reasonably identify such an index. The total cumulative dollar returns shown in the graph represent the value such investments would have had on December 31, 2000. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                     OF COMPANY, PEER GROUP AND BROAD MARKET


                                           Cumulative Total Return
                            ---------------------------------------------------
                             12/95    12/96    12/97    12/98    12/99    12/00

CARLYLE INDUSTRIES, INC.    100.00    76.00    48.00    36.00    20.00     8.00
RUSSELL 2000                100.00   116.49   142.55   138.92   168.45   147.25
PEER GROUP                  100.00   100.79   122.04    96.37    91.07    66.29



                          THE BOARD AND ITS COMMITTEES

MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year 2000, the Board held four meetings. Each member of the Board attended over 75% of the meetings of the Board held during the fiscal year 2000. The Company's directors discharge their responsibilities throughout the year, not only at Board meetings, but also through personal meetings and other communications, including telephone contacts with the Chairman and Chief Executive Officer and others regarding matters of interest and concern to the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board presently has one standing committee, its Executive Committee. The Executive Committee is currently composed of Messrs. Robert A. Levinson, Joseph S. DiMartino, and Ralph Langer. The Executive Committee has all the powers and authority granted to the full Board. The Executive Committee held no meeting during the fiscal year 2000.

    The Board does not have a nominating, compensation or audit committee. The functions of such committees are performed by the Board throughout the year,


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During the fiscal year 2000 there were no transaction, or series of similar transactions between the Company or any of its subsidiaries, directors, executive officers, nominees for election as a director, beneficial owners of more than 5% of the Company's outstanding voting securities, or any member of the immediate family of any of the foregoing persons.

                                 PROPOSAL NO. 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Arthur Anderson LLP as independent accountants to audit and report upon the consolidated financial statements of the Company for the 2001 fiscal year and is submitting this matter to the Stockholders for their ratification. Arthur Anderson LLP served as the Company's independent auditors during the fiscal year 2000 and in prior years.

AUDIT FEES

      Arthur Anderson LLP is the Company's principal independent auditor. Arthur Anderson LLP's audit fees for auditing the Company's annual consolidated financial statements for the year ended December 31, 2000 and reviews of the Company's interim financial statements included in the Company's Forms 10-Q filed with the Securities and Exchange Commission during fiscal year 2000 were $77,000.

ALL OTHER FEES

      All other fees for Arthur Anderson's services, including audits of employee benefit plans, and tax and actuarial compliance and consulting, and other services, for the year ended December 31, 2000, were $35,000.

      The Board of Directors has considered whether the provision of the services set forth in the preceding paragraphs is compatible with maintaining Arthur Anderson's independence.

     A representative of Arthur Anderson is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSON LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2001.


                             STOCKHOLDERS' PROPOSALS

     Stockholders' proposals will be considered for inclusion in the Proxy Statement for the 2002 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act, if they are received by the Secretary of the Company on or before December 8, 2001.

     Stockholders who intend to present a proposal at the 2002 Annual Meeting of Stockholders without inclusion of such proposal in the Company's proxy materials for the 2002 Annual Meeting are required to provide notice of such proposal to the Company no later than 35 days nor more than 60 days prior to the 2002 Annual Meeting of Shareholders. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

     Proposals and notices of intention to present proposals at the 2002 Annual Meeting should be addressed to Edward F. Cooke, Secretary, Carlyle Industries, Inc., 1 Palmer Terrace, Carlstadt, NJ 07072


                                  ANNUAL REPORT

     Concurrently with the mailing of these proxy materials, the Company is mailing a copy of its Annual Report to Stockholders for the fiscal year 2000. Such Annual Report is not to be regarded as proxy solicitation material.

     UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FORM 10-K ANNUAL REPORT FOR 2000 WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. Requests should be addressed to Carlyle Industries, Inc., One Palmer Terrace, Carlstadt, New Jersey 07072 (Attn: Edward F. Cooke).

                                  OTHER MATTERS

     Management does not know of any other matters to be presented at the Meeting for action by the Stockholders. If any other matters requiring a vote of the Stockholders arise at the Meeting or any adjournment thereof, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.

                    SOLICITATION AND EXPENSES OF SOLICITATION

     Officers and employees of the Company may solicit proxies by personal interview, mail, telegraph and telephone. No compensation will be paid by the Company to any person in connection with the solicitation of proxies. Brokers, bankers and other nominees will be reimbursed for out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's stock. The cost of preparing this Proxy Statement and all other costs in connection with solicitation of proxies for the Annual Meeting of Stockholders are being borne by the Company.

     Even if you plan to attend the Meeting in person, please sign, date and return the enclosed proxy promptly. If you attend the Meeting, your proxy will be voided at your request and you can vote in person. A postage-paid return-addressed envelope is enclosed for your convenience. Your cooperation in giving this matter your immediate attention and in returning your proxies will be appreciated.

                                            By order of the Board of Directors,


                                            /s/ EDWARD F. COOKE
                                            --------------------------------
                                            EDWARD F. COOKE
                                            Secretary

April 6, 2001


                           | Please Detach and Mail in the Envelope Provided |
                          \|/                                               \|/
----------------------------------------------------------------------------------------------------------------------

[X] Please mark your
    votes as in this
    example.

                    FOR ALL
                    NOMINEES         WITHHOLD
               (except as marked     AUTHORITY
                to the contrary   to vote for all
                    below)      nominees listed below      Nominees:  Robert A. Levinson
                                                                      Ralph Langer
1.  ELECTION OF      [  ]              [  ]                           Joseph S. DiMartino
    DIRECTORS                                                         Giandomenico Picco
                                                                      Edward F. Cooke
INSTRUCTIONS:  To withhold authority to vote for any
individual no minor, mark the "FOR ALL NOMINEES" box
and write that nominee's name in the space provided below.


----------------------------------------------------------
                                                                FOR      AGAINST    ABSTAIN
2.  To ratify the selection of Arthur Andersen LLP as           [  ]       [  ]       [  ]
    the independent auditors of the Company for the
    fiscal year ending December 31, 2001.

3. To transact such other business as may properly come before the Meeting or any adjourment thereof.


                        Change of Address or Comments Mark Here   [  ]

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.



Signature                              Signature if held jointly                               Dated:
         -----------------------------                          ------------------------------       -----------------

Note: Please sign exactly as your name appears hereon and date. If the shares are held jointly, each holder should sign. Where signing as an attorney, executor, administrator, trustee or guardian of an officer, signing for a corporation or other entity, please give full title under signature.

----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                            CARLYLE INDUSTRIES, INC.

             FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 9, 2001

         The undersigned appoints Robert A. Levinson and Edward F. Cooke, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Carlyle Industries, Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 9, 2001, and at any adjournment or postponement thereof, as indicated on the reverse side.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


            (continued and to be signed and dated on reverse side.)

--------------------------------------------------------------------------------